UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2016

Vince Holding Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36212	75-3264870
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 5th Avenue – 20th Floor

New York, New York 10110

(Address of principal executive offices, zip code)

(212) 515-2600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The record date for Vince Holding Corp.’s (“Vince”) previously announced non-transferable rights offering will be March 23, 2016. The rights offering is expected to commence on March 29, 2016 and expire on April 14, 2016, subject to effectiveness of the registration statement related to the rights offering and provided the rights offering may be extended by Vince.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCE HOLDING CORP.

Date: March 11, 2016	By:	/s/ David Stefko
Name: David Stefko
Title: Chief Financial Officer